Supplement dated November 19, 2021

to the

Statement of Additional Information (the “SAI”), dated March 30, 2021

Of

Cushing NextGen Infrastructure Fund
and
Global Clean Equity Fund

each a series of

Cushing Mutual Funds Trust (the “Trust”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.
Effective November 18, 2021, Brenda A. Cline, a member of the Board of Trustees of the Trust (the “Board”) has resigned from her role as an Independent Trustee of the Trust. Accordingly, effective immediately, all references to Ms. Cline serving as an Independent Trustee of the Trust throughout the SAI are removed in their entirety.
The Board has appointed Andrea N. Mullins to serve as an Independent Trustee of the Trust to fill the seat vacated upon the retirement of Ms. Cline. Ms. Mullins will hold office for an indefinite term. Ms. Mullins has also been appointed as a member of the Nominating and Corporate Governance Committee and as Chair of the Audit Committee.
The Board has determined that Ms. Mullins should serve as a Trustee based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that Ms. Mullins should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise and (v) ability, judgment, attributes and expertise. Ms. Mullins’s professional accomplishments and prior experience, including in fields related to the operations of the Funds, were a significant factor in the determination that she should serve as a Trustee of the Funds.
Ms. Mullins has served as a trustee of a family of investment companies since 2014. Through her former positions in senior financial roles at asset management companies, service as an investment company trustee, including as a member of the audit and pricing committees, and experience as an independent contractor with a registered investment advisor, Ms. Mullins is experienced in financial, accounting, regulatory and investment matters.
At November 18, 2021, Ms. Mullins did not beneficially own shares of the Funds. Further, because Ms. Mullins was appointed as a Trustee of the Trust as of November 18, 2021, Ms. Mullins did not receive any compensation from the Funds for the fiscal year ended November 30, 2020.
In addition, effective immediately, the following information is hereby added to the table in the “Management of the Funds—Board of Trustees” section of the SAI.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014-present).	4	Valued Advisers Trust (14 portfolios) (2013-present) (series trust/mutual funds); Angel Oak Family of Funds (9 portfolios) (2019-present).
(1)    The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.

Please retain this Supplement for your future reference.
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